NYSE: SGI F e b r u a r y 2 0 2 6

Global Scale, Vertical Integration: World’s largest bedding company with leading, end-to-end capabilities from design and manufacturing to retail. Omnichannel Reach & Iconic Brands: Portfolio of trusted brands and products, reaching consumers wherever they shop – online, in 2,800+ stores, and through a robust wholesale network. Poised for Industry Recovery: Uniquely positioned to grow sales and drive value as the $120 billion1 global bedding market rebounds. Operational Excellence & Leverage: Structural advantages drive superior efficiency, margin expansion, and cash flow. Resilient Cash Generation & Disciplined Capital Allocation: Robust free cash flow and strong balance sheet supports business reinvestment, acquisitions, and shareholder returns. Connected, Proven Leadership: Seasoned management team with track record of driving execution and growth across all business units. SOMNIGROUP INVESTMENT THESIS 2 Relentless Innovation & Consumer Insight: Industry-leading R&D, marketing investment, and consumer access fuel product differentiation and demand as sleep becomes ever more central to health and wellness

High-level strategic direction • Corporate governance • Capital allocation Tactical go-to-market strategy • Operational excellence • Passionate customer service SOMNIGROUP’S STRUCTURE 3

SOMNIGROUP 4 CONSUMER-CENTRIC INNOVATION DIVERSIFIED PORTFOLIO MANUFACTURING & LOGISTICS OMNI-CHANNEL RETAIL • Advanced R&D capabilities driving continuous solutions-based innovation • Diverse brand portfolio includes the most highly recognized brands in the industry • Global manufacturing footprint with advanced manufacturing and logistics capabilities • Leading bedding retailer in the U.S. and UK • Integrated brick- and-mortar and e-commerce ecosystem The world’s largest bedding company, dedicated to enriching people’s lives through the power of a great night’s sleep.

SOMNIGROUP 5 Optimize investments in sleep technology Improve targeted innovation Drive advertising share of voice Enhance consumer outcomes Accelerate continuous feedback loop Uniquely positioned to optimize consumer experience

SOMNIGROUP’S VERTICALLY INTEGRATED STRATEGY 6 160+ OPERATIONS FACILITIES W I T H 2,800+ RETAIL STORES 20,000 associates Manufacturing and R&D facilities Distribution centers Logistics fleet Mattress Firm retail stores Dreams retail stores Tempur® retail stores E-commerce platforms SOMNIGROUP ECOSYSTEM

DIRECT TO CONSUMER as a percentage of TOTAL SALES SOMNIGROUP’S JOURNEY TO VERTICAL RETAILER 7 4% 4% 7% 9% 13% 13% 18% 23% 24% 25% 65% 0% 10% 20% 30% 40% 50% 60% 70% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q4 '25

KINDRA BELLIS EVP, CIO DAVID MONTGOMERY EVP, GLOBAL BUSINESS DEVELOPMENT SOMNIGROUP EXECUTIVE TEAM 8 SCOTT THOMPSON CHAIRMAN, CEO CLIFF BUSTER CEO STEVE RUSING CEO JONATHAN HIRST CEO TOM MURRAY EVP, CMO KINDEL NUÑO EVP, CHRO, GC BHASKAR RAO EVP, CFO

SOMNIGROUP’S ROBUST CAPITAL ALLOCATION 9 INVESTMENTS IN GROWTH INITIATIVES CAPITAL RETURNED TO SHAREHOLDERS $800M+ invested in our plants and processes to drive operations $5.7B3 invested in accretive M&A activities $1.9B invested in share repurchases $300M+ invested in quarterly dividends 2x-3x target leverage2 range supported by strong balance sheet 5-year track record

10

OVERVIEW – MATTRESS FIRM 11 LEADING OMNICHANNEL U.S. RETAILER 2,100+4 brick-and-mortar retail stores integrated with e- commerce and sleep education platforms to enable a seamless consumer purchase journey STRONG CONSUMER ENGAGEMENT Robust consumer touchpoints with deep insight into evolving preferences to optimize the consumer purchase journey and sustain consumer loyalty EXCEPTIONAL RETAIL TALENT 5,400+ highly trained retail sales associates facilitate an educational and effective end-to-end consumer purchase journey DIVERSIFIED PRODUCT OFFERING Leading brands and complementary private labels provide a range of innovative consumer solutions

RETAIL FOOTPRINT 12 TX MT CA ID NV AZ OR IL NM CO WY MN SD IA ND UT KS NE WA WI OK MI MO NY PA FL IN AL GA AR LA NC VA TN KY OH MS ME SC WV VT NH CT NJ MD DE RI DC AK HI Owned or owned + franchised locations Geographic Footprint • 2,1004+ owned retail stores across 45 states • Integrated e-commerce capabilities with 75M+ website visitors5 annually MA Franchised locations

MATTRESS FIRM’S DIVERSIFIED PRODUCT OFFERINGS 13 Somnigroup Brands and Private Label Other Leading Brands and Private Labels • A leading retailer of Tempur-Pedic®, Sealy®, and Stearns & Foster® branded products • Retails Sleepy’s® private label bedding manufactured by Tempur Sealy • A leading retailer of Beautyrest®, Nectar®, Serta®, Simmons®, Tuft & Needle®, and Purple® branded products • Retails tulo® private label bedding manufactured by third-party OEM SOMNIGROUP BRANDS AND PRIVATE LABELS ARE EXPECTED TO REPRESENT A LOW-60s PERCENTAGE OF MATTRESS FIRM’S 2026 SALES1

SCALE COMPETITIVE DIFFERENTIATORS 14 PRODUCT SELECTION Diverse and curated assortment CONVENIENCE Seamless experience nationwide on and offline RETAIL EXPERTISE Highly trained Sleep Experts EXPERIENCE Personalized to each consumer CONSUMER TOUCHPOINTS Data driven tools improving consumer outcomes LOGISTICS Accelerated order-to-deliver

SALES GROWTH OUTLOOK 15 Drive conversion and AOV through enhanced RSA training Invest in stores and products to improve consumer shopping experience Continuously align brick-and-mortar footprint to consumer demand Drive e-commerce traffic via strategic investments in digital marketing Leverage improving U.S. industry and drive sales growth

16

OVERVIEW – TEMPUR SEALY 17 CORE COMPETENCIES GEOGRAPHICAL CONCENTRATION PRODUCTS SOLD IN 100+ COUNTRIES WORLDWIDE Consumer-Centric Innovation Leading Product Brands World-Class Manufacturing Integrated Marketing Extensive Logistics Capabilities ~70% Domestic ~30% International

COMPETITIVE DIFFERENTIATORS 18 ICONIC BRANDS Consumer preferred supported by advertising DIVERSE PORTFOLIO Wide range of price points and technologies MANUFACTURING Extensive capabilities across 70+ plants LOGISTICS Global integrated logistics operations R&D Advanced in-house technology and product development MARKETING Fully integrated data-driven marketing initiatives SCALE

BRAND PORTFOLIO 19 TEMPUR-PEDIC®: LEADING WORLDWIDE PREMIUM BEDDING BRAND Tempur-Pedic® uniquely adapts, supports, and aligns to you to deliver truly life- changing sleep. $2,200-$10,300* STEARNS & FOSTER®: HIGH-END-TARGETED BRAND The world’s finest beds that are made with exceptional materials, time-honored craftsmanship and impeccable design. $1,800-$6,500* SEALY®: #1 BEDDING BRAND1 Combines innovation, engineering and industry-leading testing to ensure quality and durability. $400-$3,000* PRIVATE LABEL OFFERINGS: CUSTOMIZED PRODUCT Offers products for the value-oriented consumer. *Retail prices for a standard queen mattress

GLOBAL MANUFACTURING FOOTPRINT 20 73 manufacturing facilities 20 million sq. ft. of manufacturing and distribution operations 4 state-of-the-art product testing locations 85k sq. ft. R&D innovation Wholly owned (31) Joint Venture (9) Licensee (29)Tempur-Pedic® Facility (4)

TTM 4Q’25 Sales SUCCESSFUL OMNI-DISTRIBUTION PLATFORM 21 • Significant worldwide sales growth • Highly profitable • Direct customer relationships E-commerce • Luxury Tempur-Pedic® experiences • Operate approximately 425+4 stores worldwide and expanding direct customer relationships • Highly profitable Company- Owned Stores • Third-party retailers are our largest distribution channel • Significant private label opportunity • Valued win-win relationships with retailers Wholesale NORTH AMERICA WHOLESALE NORTH AMERICA DIRECT-TO- CONSUMER INTERNATIONAL WHOLESALE INTERNATIONAL DIRECT-TO-CONSUMER 57% 11% 12% 20%

KEY MARKETS 22 NORTH AMERICA • $45B1 bedding market • Historically strong bedding industry growth, emerging from a prolonged downturn* • Market share leader with continued opportunities to expand through higher slot velocity, expansion into non-traditional channels, and growing DTC presence INTERNATIONAL • $75B1 bedding market • Highly fragmented • Historically solid bedding industry growth, emerging from a prolonged downturn • Low single-digit market share today, opportunity for growth *See historical U.S. industry detail in Appendix

SALES GROWTH OUTLOOK 23 Expand into OEM market. Grow wholesale through existing and new retail relationships. Invest in innovation to meet customer demand. Expand direct-to-consumer through e-commerce and company-owned stores. Invest in U.S. Sealy and Stearns & Foster® products and marketing.

24

DIVERSIFIED PRODUCT OFFERING Multi-branded strategy comprised of in-house brands, Tempur Sealy brands, and third-party brands OVERVIEW – DREAMS 25 LEADING UK BEDDING RETAILER 225+ brick-and-mortar retail stores, 2,000+ colleagues, and an integrated e-commerce platform attracting over 18M visitors5 annually VERTICALLY INTEGRATED In-house manufacturing, distribution and logistics operations result in Dreams producing and delivering the majority of the product it sells GROWTH OPPORTUNITY Driving growth through leveraging its vertically integrated business model and broad brand range of offerings to meet consumer needs

FINANCIALS 26

FOURTH QUARTER PERFORMANCE 27 Three Months Ended Year Ended (in millions, except percentages and per common share amounts) December 31, 2025 December 31, 2024 % Change December 31, 2025 December 31, 2024 % Change Net Sales $1,868 $1,208 54.7% $7,477 $4,931 51.6% Net Income $141 $72 95.8% $384 $384 -0.1% Adjusted Net Income2 $154 $107 43.4% $565 $455 24.1% EBITDA2 $338 $184 84% $1,039 $842 23.4% Adjusted EBITDA2 $349 $219 58.8% $1,306 $924 41.4% GAAP EPS $0.66 $0.40 65% $1.84 $2.16 -14.8% Adjusted EPS2 $0.72 $0.60 20% $2.70 $2.55 5.9% Q4 ‘25 Sales by Channel* *FY’25 pro forma sales3 were 68% direct and 32% wholesale. Adjusted EBITDA per credit facility is used to calculate leverage per the terms of our credit facility. Please refer to the appendix for a reconciliation of net income to adjusted EBITDA2 and adjusted EBITDA per credit facility2. 65% 35% Direct Wholesale

2026 OUTLOOK6 28 Expect full-year adjusted EPS2 between $3.00 and $3.40 Other Modeling Assumptions Depreciation & Amortization $315M Capital Expenditures $250M Interest Expense $225M U.S. Federal Tax Rate 25% Diluted Share Count 214M shares • We expect sales of approximately $7.9B at the midpoint • The global bedding industry to grow slightly versus the prior year, driven by low single digit growth in the first half of year • Consolidated gross margin to be slightly above 45% • Approximately $720M of advertising investments • Resulting in adjusted EBITDA2 of $1.45B $1.00 $1.94 $3.19 $2.60 $2.40 $2.55 $2.70 $3.20 $- $1.00 $2.00 $3.00 $4.00 2019 2020 2021 2022 2023 2024 2025 2026 Ad ju st ed E PS 2 Adjusted EPS

Adjusted EBITDA2,3 Impact 2025 Actual 2026 Target 2027 Target Total Sales Synergies $60 $40 - $100 Cost Synergies $20 $55 $50 $125 Total $80 $95 $50 $225 MATTRESS FIRM ACQUISITION NET SYNERGIES6 • Expanded scale and vertical integration drive operational efficiencies across sourcing, manufacturing, and logistics • Enhanced visibility to consumer demand creates opportunities for agile and fortified supply chain management COST SYNERGIESSALES SYNERGIES • Mattress Firm is further aligning their merchandising to consumer demand • As a result, we are realizing meaningful expansion in Tempur Sealy’s balance of share at Mattress Firm, resulting in incremental Tempur Sealy EBITDA2 • We are also realizing an EBITDA2 benefit from enhanced economics as Mattress Firm deepens relationships with key third-party suppliers 33

LONG TERM PERSPECTIVE6 30 2026-2028 Adjusted EPS2 SALES TARGETS1 • We are targeting sales to grow at a compound annual rate of [mid single digits] between 2025 and 2028. • This indicates adjusted EPS2 would increase from $2.70 in 2025 to approximately $5.15 by 2028, a compound annual growth rate of 24%.$2.68 $3.20* $5.15 $0.00 $2.00 $4.00 $6.00 2025 2026 2028 *We expect adjusted earnings per share for 2026 to be between $3.00 and $3.40 with a midpoint of $3.20.

CAPITAL STRUCTURE 31 • Leverage2 was 3.21x and liquidity was ~$774M as of 12/31/25 • We expect to return to our target leverage range of 2.0x to 3.0x • In 2026, we intend to begin to allocate approximately 50 percent of free cash flow in 2026 to capital returns to shareholders in the form of dividends and share repurchases • Credit ratings o Fitch: BB+ o Moody’s: Ba2 o S&P: BB $551 $56 $56 $931 $79 $800 $800 $15 $15 $15 $15 $15 $1,160 0 500 1000 1500 2000 2500 2026 2027 2028 2029 2030 Thereafter Debt Maturities Revolving Credit Facility Term Loan A Securitized Debt 2029 Senior Notes 2031 Senior Notes Term Loan B

Thank you for your interest in For more information, please email: investor.relations@somnigroup.com 32

APPENDIX 33

U.S. HISTORICAL INDUSTRY VOLUMES1 34 U.S. Produced Mattress Units Source: ISPA, U.S. ITC, management estimates 18.1 20.1 20.9 22.5 24.3 23.5 23.6 23.5 24.1 24.7 20.4 18.0 16.7 15.9 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 15.0 16.0 17.0 18.0 19.0 20.0 21.0 22.0 23.0 24.0 25.0 2009 20-year Trough 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 U .S . P ro d u ce d U n it s / U .S . P o p u la ti o n U .S . P ro d u ce d U n it s (M ill io n s) U.S. Produced Units 10-Year Average 20-Year Trough (2009) U.S. Produced Units / U.S. Population* *U.S. population is based on data from the U.S. Census Bureau.

SGI View - U.S. MATTRESS INDUSTRY ANALYSIS1 35Source: ISPA, U.S. ITC, management estimates 10 15 20 25 30 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Total U.S. Produced Consumption in Units Trend Line (Based on 2011–2021 CAGR) 1 Management estimates, informed by equity research notes and other industry reports

36 SUSTAINABILITY INITIATIVES Environmental • Progressed towards our goal of achieving carbon neutrality by 2040 through reducing greenhouse gas emissions at our wholly owned manufacturing and logistics operations by 2% compared to the prior year* • Maintained zero waste to landfill status at all our U.S. and European manufacturing operations and made progress towards our goal to achieve zero waste to landfill status at 100% of our corporate offices and R&D labs by 2025 • Launched a program to track greenhouse gas emissions within our U.S. retail operations, a key milestone in our path to carbon neutrality by 2040 Purpose • Awarded #1 in Customer Satisfaction for both the Online Purchase and Retail Purchase segments in the J.D. Power 2024 U.S. Mattress Satisfaction Study for our Tempur-Pedic brand for the fourth consecutive year for the online category and fifth time in six years for the retail category • Continued to deliver industry-leading advancements, providing consumers with access to better sleep quality through a diverse portfolio of products, price points, and technologies • Contributed over $29 million in product and monetary donations to charitable causes People • Embedded sustainability performance as a factor in executive leadership’s 2024 compensation program • Invested in employee training, professional development, and satisfaction with a variety of initiatives that led to obtaining an Engagement Score of 75% on a comprehensive survey of employee sentiment, surpassing the industry average by 4% • Continued to implement a comprehensive set of employee health and safety initiatives, resulting in improved manufacturing and logistics employee health metrics *This excludes the impact of the new Crawfordsville facility opened in late 2023. Including the impact of new facilities, we reduced greenhouse gas emissions at our wholly owned manufacturing and logistics operations by 0.5% compared to the prior year. The impact of acquisitions will be integrated into our Corporate Responsibility disclosures and initiatives 24 months after closing. 2025 Updates

37 This investor presentation contains statements regarding the Company’s expectations of future performances, integration of acquired companies with our business (including Mattress Firm), the Company’s quarterly cash dividend, the Company’s expectations regarding geopolitical events (including the war in Ukraine and the conflict in the Middle East), the Company’s share repurchase targets, the Company’s expectations regarding net sales and adjusted EPS for 2026 and subsequent periods and the Company’s expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook, expectations regarding the imposition of new tariffs and retaliatory tariffs, increases in existing tariffs and other changes in trade policy and regulations, changes in tax laws generally, including the H.R. 1 bill, a potential U.S. government shutdown and its effect on sales and supply of materials, and expectations regarding supply chain disruptions and the macroeconomic environment. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward- looking statements. These potential risks include the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names, and Service Marks: TEMPUR®, Tempur-Pedic®, the Tempur-Pedic & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-ProBreeze®, TEMPUR- LuxeBreeze®, TEMPUR-Cloud®, TEMPUR-Contour , TEMPUR-Rhapsody , TEMPUR-Flex®, THE GRANDBED BY Tempur-Pedic®, TEMPUR-Ergo®, TEMPUR-UP , TEMPUR- Neck , TEMPUR-Symphony , TEMPUR-Comfort , TEMPUR-Traditional , TEMPUR-Home , Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy , SealyChill , Clean Shop Promise®, Mattress Firm®, and Sleepy’s® are trademarks, trade names, or service marks of Somnigroup International Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from or supplemental to the Company’s press release and related earnings call on February 17, 2026. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. FORWARD-LOOKING STATEMENTS

38 In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income and Adjusted EPS A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Forward-looking Adjusted EPS is a non-GAAP financial measure. The Company is unable to reconcile this forward-looking non-GAAP measure to EPS, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2026. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in managing its leverage. USE OF NON-GAAP FINANCIAL MEASURES INFORMATION

Three Months Ended (in millions, except per share amounts) December 31, 2025 December 31, 2024 Net income $ 140.8 $ 71.9 Business combination charges (1) 4.0 — Cloud-based computing arrangements impairment (2) 6.2 — Transaction costs (3) 0.1 12.0 Customer-related transition charges (4) — 26.7 Transaction-related interest expense (5) — 9.8 Supply chain transition costs (6) — 1.3 Cybersecurity event (7) — (4.9) Adjusted income tax benefit (provision) (8) 2.6 (9.6) Adjusted net income $ 153.7 $ 107.2 Adjusted earnings per common share, diluted $ 0.72 $ 0.60 Diluted shares outstanding 212.9 178.7 39 QTD ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings.

40 QTD ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings. (1) In the fourth quarter of 2025, the Company recorded $4.0 million of business combination charges primarily related to the floor model transition associated with the refinement of Mattress Firm's multi-branded merchandising plan. (2) In the fourth quarter of 2025, the Company recorded $6.2 million of impairment charges related to certain cloud-based computing arrangements. (3) In the fourth quarter of 2025, the Company recorded $0.1 million of transaction costs primarily related to the Mattress Firm acquisition and related divestitures. In the fourth quarter of 2024, the Company recorded $12.0 million of transaction costs, primarily related to legal and professional fees associated with the acquisition of Mattress Firm. (4) In the fourth quarter of 2024, the Company recognized $26.7 million of transition charges as a result of a customer's acquisition which foreclosed on the OEM distribution to this customer. (5) In the fourth quarter of 2024, the Company incurred $9.8 million of transaction-related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (6) In the fourth quarter of 2024, the Company recorded $1.3 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities. (7) In the fourth quarter of 2024, the Company received proceeds of $4.9 million for an insurance claim related to the previously disclosed cybersecurity event identified on July 23, 2023. (8) Adjusted income tax benefit (provision) represents the tax effects associated with the aforementioned items and other non-recurring discrete items.

41 TTM ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings. (1) In the year ended 2025, the Company recognized $114.2 million of acquisition-related costs following the Mattress Firm acquisition, primarily related to one-time business combination accounting and purchase price allocation adjustments. (2) In the year ended 2025, the Company recorded $56.0 million of transaction costs primarily related to the Mattress Firm acquisition and related divestitures. (3) In the year ended 2025, the Company recognized $53.8 million of business combination charges related to floor model transition associated with the refinement of Mattress Firm's multi-branded merchandising plan, professional fees and restructuring costs. (4) In the year ended 2025, the Company recorded a $13.9 million loss on disposal of business, net of proceeds of $9.0 million, associated with the divestiture of 73 Mattress Firm stores and the Sleep Outfitters subsidiary. (5) In the year ended 2025, the Company recorded $12.1 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities. (6) In the year ended 2025, the Company recorded $10.5 million of disposition-related costs, primarily related to retail store transition costs incurred for the divestiture to Mattress Warehouse. (7) In the year ended 2025, the Company incurred $6.8 million of transaction related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (8) In the year ended 2025, the Company recorded $6.2 million of impairment charges related to certain cloud-based computing arrangements. (9) Adjusted income tax provision represents the tax effects associated with the aforementioned items, excluding the income tax benefit for the Danish tax matter. Trailing Twelve Months Ended (in millions, except per common share amounts) December 31, 2025 Net income $ 384.1 Acquisition-related costs (1) 114.2 Transaction costs (2) 56.0 Business combination charges (3) 53.8 Loss on disposal of business (4) 13.9 Supply chain transition costs (5) 12.1 Disposition-related costs (6) 10.5 Transaction-related interest expense (7) 6.8 Cloud-based computing arrangements impairment (8) 6.2 Adjusted income tax provision (9) (92.3) Total adjustments $ 181.2 Adjusted net income $ 565.3 Adjusted earnings per share, diluted $ 2.70

42 QTD ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. Three Months Ended (in millions) December 31, 2025 December 31, 2024 Net income $ 140.8 $ 71.9 Interest expense, net 64.2 26.5 Transaction-related interest expense, net (1) — 9.8 Income taxes 52.8 23.1 Depreciation and amortization 80.4 53.0 EBITDA $ 338.2 $ 184.3 Adjustments: Business combination charges (2) 4.0 — Cloud-based computing arrangements impairment (3) 6.2 — Transaction costs (4) 0.1 12.0 Supply chain transition costs (5) — 1.3 Customer-related transition charges (6) — 26.7 Cybersecurity event (7) $ — $ (4.9) Adjusted EBITDA $ 348.5 $ 219.4

43 QTD ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. (1) In the fourth quarter of 2024, the Company incurred $9.8 million of transaction-related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (2) In the fourth quarter of 2025, the Company recorded $4.0 million of business combination charges primarily related to the floor model transition associated with the refinement of Mattress Firm's multi-branded merchandising plan, professional fees and restructuring costs. (3) In the fourth quarter of 2025, the Company recorded $6.2 million of impairment charges related to certain cloud-based computing arrangements. (4) In the fourth quarter of 2025, the Company recorded $0.1 million of transaction costs primarily related to the Mattress Firm acquisition and related divestitures. In the fourth quarter of 2024, the Company recorded $12.0 million of transaction costs, primarily related to legal and professional fees associated with the acquisition of Mattress Firm. (5) In the fourth quarter of 2024, the Company recorded $1.3 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities. (6) In the fourth quarter of 2024, the Company recorded $26.7 million of transition charges as a result of a customer's acquisition which foreclosed on the OEM distribution to this customer. (7) In the fourth quarter of 2024, the Company received proceeds of $4.9 million for an insurance claim related to the previously disclosed cybersecurity event identified on July 23, 2023.

44 TTM ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. Trailing Twelve Months Ended (in millions) December 31, 2025 Net income $ 384.1 Interest expense, net 261.1 Transaction related interest expense, net (1) 6.8 Income tax provision 95.7 Depreciation and amortization 291.6 EBITDA $ 1,039.3 Adjustments for financial covenant purposes: Acquisition-related costs (2) 114.2 Transaction costs (3) 56.0 Business combination charges (4) 53.8 Loss on disposal of business (5) 13.9 Supply chain transition costs (6) 12.1 Disposition-related costs (7) 10.5 Cloud-based computing arrangements impairment (8) 6.2 Adjusted EBITDA $ 1,306.0 Adjustments for financial covenant purposes: Loss from unrestricted subsidiary (9) 3.1 Earnings from Mattress Firm prior to acquisition (10) 18.7 Future cost synergies to be realized from Mattress Firm acquisition (11) 100.0 Adjusted EBITDA per credit facility $ 1,427.8 Consolidated indebtedness less netted cash $ 4,582.4 Ratio of consolidated indebtedness less netted cash to adjusted EBITDA 3.21 times

45 TTM ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. (1) In the year ended 2025, the Company incurred $6.8 million of transaction related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (2) In the year ended 2025, the Company recognized $114.2 million of acquisition-related costs following the Mattress Firm Acquisition, primarily related to one-time business combination accounting and purchase price allocation adjustments. (3) In the year ended 2025, the Company recorded $56.0 million of transaction costs primarily related to the Mattress Firm acquisition and related divestitures. (4) In the year ended 2025, the Company recorded $53.8 million of business combination charges primarily related to the floor model transition associated with the refinement of Mattress Firm's multi-branded merchandising plan, professional fees and restructuring costs. (5) In the year ended 2025, the Company recorded a $13.9 million loss on disposal of business, net of proceeds of $9.0 million, associated with the divestiture of 73 Mattress Firm stores and the Sleep Outfitters subsidiary. (6) In the year ended 2025, the Company recorded $12.1 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities. (7) In the year ended 2025, the Company recorded $10.5 million of disposition-related costs, primarily related to retail store transition costs incurred for the divestiture to Mattress Warehouse. (8) In the year ended 2025, the Company recorded $6.2 million of impairment charges related to certain cloud-based computing arrangements. (9) A subsidiary in the Tempur Sealy North America business segment was accounted for as held for sale and designated as an unrestricted subsidiary under the 2023 Credit Agreement. Therefore, this subsidiary's financial results were excluded from the Company’s adjusted financial measures for covenant compliance purposes. (10) The Company completed the Mattress Firm acquisition on February 5, 2025 and designated this subsidiary as restricted under the 2023 Credit Agreement. For covenant compliance purposes, the Company included $18.7 million of Mattress Firm adjusted EBITDA for the period prior to acquisition in the Company's calculation of adjusted EBITDA per credit facility for the year ended December 31, 2025. (11) For the year ended 2025, the Company is permitted to include $100.0 million of future cost synergies expected to be realized in connection with acquisitions for the purpose of calculating adjusted EBITDA in accordance with the 2023 Credit Agreement.

46 LEVERAGE2 RECONCILIATION *For a reconciliation of leverage to consolidated indebtedness less netted cash in prior reporting periods, please refer to the Company’s SEC filings. (1) The Company presents deferred financing costs as a direct reduction from the carrying amount of the related debt in the Condensed Consolidated Balance Sheets. For purposes of determining total debt for financial covenant purposes, the Company has added these costs back to total debt, net as calculated per the Condensed Consolidated Balance Sheets. (2) Netted cash includes cash and cash equivalents for domestic and foreign subsidiaries designated as restricted subsidiaries in the 2023 Credit Agreement. (in millions) December 31, 2025 Total debt, net $ 4,685.7 Plus: Deferred financing costs (1) 31.6 Total debt 4,717.3 Less: Netted cash (2) 134.9 Consolidated indebtedness less netted cash $ 4,582.4

47 FOOTNOTES 1 Management estimates, informed by equity research notes and other industry reports 2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EBITDA per credit facility, adjusted EPS, leverage, and free cash flow are non-GAAP financial measures. Please refer to the “Use of Non-GAAP Financial Measures Information” on a previous slide for more information regarding the definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on a previous slide 3 Pro forma financials reflect Tempur Sealy’s 12/31/25 results, updated for the impact of the Mattress Firm acquisition, including the elimination of intercompany sales between Tempur Sealy and Mattress Firm. Pro forma financials in this presentation do not reflect the May 1, 2025, divestiture of the Sleep Outfitters subsidiary and 73 Mattress Firm retail locations 4 Reflects the May 1, 2025 divestiture of 103 Sleep Outfitters retail locations and 73 Mattress Firm retail locations 5 Website visitors is defined as the number of website users, identified by internet protocol addresses and devices that have initiated at least one session on the referenced website during the period 6 Based on and supplemental to the Company’s financial targets and long-term perspective provided in the press release dated February 17, 2026, and the related earnings call on February 17, 2026. Please refer to “Forward-Looking Statements” and “Limitations on Guidance.” The Company is unable to reconcile forward‐looking adjusted EPS, a non‐GAAP financial measure, to EPS, its most directly comparable forward‐looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2026 or beyond 7 Any financial information included in this presentation for Mattress Firm prior to the acquisition date of February 5, 2025, is based on Mattress Firm’s historical financial reporting and has not been audited by the Company or the Company’s accountants